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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

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       Date of Report (Date of earliest event reported): November 24, 2006

                            ODYSSEY RE HOLDINGS CORP.
             (Exact name of Registrant as specified in its charter)

          Delaware                      1-16535                52-2301683
(State or Other Jurisdiction    Commission File Number      (I.R.S. Employer
     of Incorporation)                                   Identification Number)


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                            ODYSSEY RE HOLDINGS CORP.
              300 FIRST STAMFORD PLACE, STAMFORD, CONNECTICUT 06902
                                 (203) 977-8000
                  (Address of principal executive offices and
                     telephone number, including area code)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

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ITEM 5.02. DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS;
APPOINTMENT OF PRINCIPAL OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN
OFFICERS.

      On November 24, 2006, Patrick W. Kenny was elected to OdysseyRe's board of directors and appointed to its Audit, Compensation, and Transaction Review committees.

      On November 24, 2006, Mr. Frank B. Bennett, who has served on OdysseyRe's board of directors since 2003, resigned from OdysseyRe's board of directors, effective November 24, 2006.

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                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 24, 2006

                                     ODYSSEY RE HOLDINGS CORP.

                                     By: /s/ Donald L. Smith
                                         --------------------------------------
                                     Name:  Donald L. Smith
                                     Title: Senior Vice President, General
                                            Counsel and Corporate Secretary